RICHARD L. FAHRNEY II (Bar No. 76357)
CHRISTOPHER R. CLARK (Bar No. 124393)
FINGAL, FAHRNEY & CLARK, LLP
2301 Dupont Drive, Suite 350
Irvine, California 92612

(949) 723-8100

Attorneys for Plaintiff
USA BIOMASS CORPORATION, a
Delaware corporation


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                  COUNTY OF RIVERSIDE, INDIO JUDICIAL DISTRICT

USA BIOMASS CORPORATION, a Delaware             )    Case No.
corporation,                                    )
                                                )
                           Plaintiff,           )    COMPLAINT FOR:
                                                )
vs.                                             )    1.  BREACH OF FIDUCIARY
                                                )        DUTY
                                                )    2.  LEGAL MALPRACTICE
RONALD S. TUCKER, an individual; R              )    3.  FRAUD
TUCKER & ASSOCIATES, INC., a Colorado           )    4.  CONSTRUCTIVE FRAUD
Corporation; ROBERT A. WRIGHT, an               )    5.  CONSPIRACY TO DEFRAUD
individual; AMCOR FINANCIAL                     )    6.  BREACH OF WRITTEN
CORPORATION, a Colorado corporation;            )        CONTRACT
TENSLEEP.COM, INC., a Colorado                  )    7.  BREACH OF THE IMPLIED
corporation; and DOES 1 through 100, inclusive, )        COVENANT OF GOOD FAITH
                                                )        AND FAIR DEALING
                                                )    8.  REFORMATION
                           Defendants.          )    9.  RESCISSION
---------------------------------------         )    10. ACCOUNTING
                                                     11. UNJUST ENRICHMENT
                                                     12. EQUITABLE ESTOPPEL
                                                     13. INJUNCTIVE RELIEF
                                                     14. DECLARATORY RELIEF
                                                     15. BREACH OF FIDUCIARY
                                                         DUTY
                                                     16. RESCISSION


         Plaintiff USA Biomass Corporation, for causes of action against Defendants, and each of them, complains and alleges as follows:

                              PARTIES TO THE ACTION

     1. Plaintiff USA Biomass Corporation ("Plaintiff" or "Biomass") is now, and at all times material hereto was, a Delaware corporation, organized and existing under and by virtue of the laws of the


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                                    COMPLAINT
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State of Delaware with its principal place of business in the County of Los
Angeles, State of California.

     2. Defendant Ronald S. Tucker ("Tucker") is now, and at all times material hereto was, an individual residing in the County of Riverside, State of California.

     3. Defendant R Tucker & Associates, Inc. ("Tucker & Associates") is now, and at all times material hereto was, a Colorado corporation, organized and existing under and by virtue of the laws of the State of Colorado with its principal place of business in the County of Riverside, State of California.

     4. Defendant Robert A. Wright ("Wright") is now, and at all times material hereto was, an individual residing in the County of Riverside, State of California.

     5. Defendant AMCOR Financial Corporation ("AFC") is now, and at all times material hereto was, a Colorado corporation, organized and existing under and by virtue of the laws of the State of Colorado with its principal place of business in the County of Riverside, State of California.

     6. Defendant Tensleep.com, Inc. ("Tensleep") is now, and at all times material hereto was, a Colorado corporation, organized and existing under and by virtue of the laws of the State of Colorado with its principal place of business in the County of Riverside, State of California.

     7. The true names and capacities, whether individual, corporate, associate or otherwise, of Defendants Does 1 through 100, inclusive, are unknown to Plaintiff. Plaintiff is informed and believes and thereon alleges that Defendants Does 1 through 100, inclusive, are each responsible in some manner for the events and happenings referred to in the Complaint and hereby proximately caused damage to Plaintiff as herein alleged. Accordingly, Plaintiff hereby sues said Defendants by said fictitious names. Plaintiff will seek leave of court to amend the Complaint to set forth the true names and capacities of said Defendants when the same have been ascertained.

     8. Plaintiff is informed and believes and thereon alleges that at all times material hereto, each Defendant, including those named fictitiously herein, in addition to acting for himself, herself, or itself, on his, her or its own behalf individually, is and was acting as the agent, servant, employee and representative of, and with the knowledge and permission of, each of the other of said Defendants and within the course, scope and authority of said agency, service, employment and representation. Plaintiff is further informed and believes and thereon alleges that the acts of each of the Defendants referred to in this Complaint were fully ratified by all of the other Defendants herein.


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                                    COMPLAINT
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     9. Plaintiff is informed and believes and thereon alleges that Defendants
Tucker, Wright, and Does 1 through 10, inclusive (collectively "Shareholders"), are, and at all times material hereto were, shareholders and/or promoters of the corporate Defendants named herein, and Doe corporate Defendants. There exists, and at all times material hereto existed, a unity of interest between the Shareholders and the corporate Defendants, such that any individuality and separateness between the Shareholders and the corporate Defendants have ceased, and the corporate Defendants are the alter egos of the Shareholders as follows:

     (a) Plaintiff is informed and believes and thereon alleges that each of the corporate Defendants is, and at all times material hereto was, a mere shell and sham without capital, assets, stock or stockholders. Each corporate Defendant was conceived, intended, and used by the Shareholders as a device to avoid individual liability and for the purpose of substituting a financially insolvent corporation or corporations in the place and stead of the Shareholders. At no time after the corporate Defendants became incorporated was any stock authorized to be issued or issued, nor has any permit for or notice of issuance of stock been applied for with the appropriate state securities commissioner or administrator.

     (b) Plaintiff is informed and believes and thereon alleges that each of the corporate Defendants is, and at all times material hereto was, so inadequately capitalized that, compared with the business to be done by such corporate Defendant and the risks of loss attendant thereto, its capitalization was illusory or trifling.

     (c) Plaintiff is informed and believes and thereon alleges that each of the corporate Defendants is, and at all times material hereto was, the alter ego of the Shareholders and there exists, and at all times material hereto existed, a unity of interest in ownership between Defendants such that any separateness has ceased to exist in that the Shareholders used assets of such corporate Defendant for their personal uses, caused assets of such corporate Defendant to be transferred to them without adequate consideration, and withdrew funds from such corporate Defendant's bank accounts for their personal use.

     (d) Plaintiff is informed and believes and thereon alleges that each of the corporate Defendants is, and at all times material hereto was, a mere shell, instrumentality and


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                                    COMPLAINT
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     conduit through which the Shareholders carried on their business in the corporate name exactly as they conducted it previous to a corporation, and exercised complete control and dominance of such business to such an extent that any individuality or separateness of such corporate Defendant and the Shareholders does not, and at all times material hereto did not, exist.

     (e) Plaintiff is informed and believes and thereon alleges that each of the corporate Defendants is, and at all times material hereto was, controlled, dominated, and operated by the Shareholders as their individual businesses and alter egos, in that the activities and business of such corporate Defendant were carried out without the holding of directors' or shareholders' meetings, no records or minutes of any corporate proceedings were maintained, and the Shareholders entered into personal transactions with such corporate Defendant without the approval of other directors or shareholders.

     (f) Plaintiff is informed and believes and thereon alleges that adherence to the fiction of separate existence of each corporate Defendant as an entity separate and distinct from the Shareholders would permit abuse of the corporate privilege and would sanction fraud; in that, the Shareholders caused funds to be withdrawn from such corporate Defendant and distributed said funds without any consideration to such corporate Defendant, all for the purpose of avoiding and preventing attachment and execution by creditors, including Plaintiff.

     As a result of the acts and omissions complained of hereinabove, the Shareholders are jointly and severally liable for all relief sought herein against each corporate Defendant by Plaintiff.

                                 VENUE OF ACTION

     10. The venue of this action is within the County of Riverside because (1) the Defendants reside or have their principal place of business in the County of Riverside, State of California, and (2) the acts which form the gravamen of Plaintiff's Complaint, and the contracts relating to those acts, were entered into or performed in the County of Riverside, State of California.

///
///


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                                    COMPLAINT
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                 FACTUAL ALLEGATIONS INCORPORATED INTO EACH AND
                              EVERY CAUSE OF ACTION

     11. Biomass was incorporated in Delaware in or about March 1988. For most of its history, Biomass was engaged primarily in agri-business and real estate development. Beginning in November 1997, Biomass shifted its business focus from agri-business and real estate development to organic and solid waste transportation. Consequently, on or about December 23, 1998, Biomass adopted a formal plan to discontinue its agri-business and real estate operations and to sell the related assets in order to focus on its organic and solid waste transportation operations.

     12. In or about June 1999, Tucker, a member of the State Bar of California, was hired as legal counsel to Biomass to render legal advice to Biomass, as its outside house counsel, and also to provide Biomass with legal services regarding certain corporate and securities matters. Prior to June 1999, Tucker had pre-existing relationships with many of the officers and directors of Biomass and had represented Biomass in various corporate and securities matters.

     13. In or about September 1999, Biomass entered into a written letter of intent with AFC, a company founded and controlled by Tucker, in order to transfer certain real estate assets and related liabilities from Biomass to AFC in exchange for the issuance of AFC's Common Stock to Biomass ("Letter of Intent"). The Letter of Intent was devised and drafted by Tucker as legal counsel for Biomass. A true and correct copy of the Letter of Intent is attached hereto as Exhibit "A", and incorporated herein by this reference as through fully set forth herein.

     14. On or about September 20, 1999, Biomass entered into a written subscription agreement with AFC, Tucker & Associates and Lake Valley Realty Partners ("Lake Valley"), in order to carry out the terms of the Letter of Intent between Biomass and AFC ("Subscription Agreement"). The Subscription Agreement was devised and drafted by Tucker as legal counsel for Biomass. A true and correct copy of the Subscription Agreement is attached hereto as Exhibit "B", and incorporated herein by this reference as through fully set forth herein.

     15. On or about December 30, 1999 ("Record Date"), Biomass, on the advice of Tucker, attempted to "spin-off" AFC as its wholly-owned subsidiary by declaring a stock dividend to the shareholders of Biomass' Common Stock and Series A Preferred Stock.


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                                    COMPLAINT
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     16. As part of the attempted "spin-off" of AFC, the shareholders of
Biomass' Common Stock received one (1) share of AFC Common Stock for each ten
(10) shares of the Biomass Common Stock which they owned on the Record Date. The shareholders of Biomass' Series A Preferred Stock received one (1) share of AFC Common Stock for each share of the Biomass Series A Preferred Stock which they owned on the Record Date.

     17. Plaintiff is informed and believes and thereon alleges that this attempted "spin-off" transaction was structured and effectuated by Tucker as an owner, officer and/or director of AFC and as legal counsel for Biomass.

     18. Plaintiff is informed and believes and thereon alleges that the attempted "spin-off" of AFC was improper and an act of self-dealing by Defendants Tucker and Tucker & Associates, and each of them, for the following, among other, reasons:

     (a) The "spin-off" of AFC was not on a pro-rata basis where Biomass' shareholders received the same proportionate interest in Biomass and AFC both before and after the "spin-off"; (b) Biomass' shareholders as well as the trading markets should have been provided with adequate information about the transaction by the Record Date; and (c) Biomass did not hold the restricted securities in AFC for at least two (2) years since Biomass acquired AFC from a third party (Tucker) in 1999.

     19. Plaintiff is informed and believes and thereon alleges that the "spin-off" of AFC, as structured and effectuated by Tucker, failed to meet the conditions for a "spin-off" of securities specified by the Securities and Exchange Commission's Division of Corporation Finance and should therefore be rescinded.

     20. Plaintiff is informed and believes and thereon alleges that Biomass' agreement to transfer certain real estate assets and related liabilities to AFC in or about October 1999, should also be reformed based on Tucker's self-dealing in direct conflict with his fiduciary duty to Biomass as its legal counsel regarding the nature and amount of the assets and particularly the liabilities transferred to and assumed by AFC pursuant to the Subscription Agreement.

///


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                                    COMPLAINT
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     21. The dispute between Biomass and AFC regarding the certain real estate assets and related liabilities transferred to AFC created by Tucker's self-dealing includes, but is not limited to, AFC's refusal to acknowledge transfer to AFC of Biomass' obligations, among others, to Mid-City National Bank, Surety Bank and GMAC Credit.

     22. Plaintiff is informed and believes and thereon alleges that the obligation to Mid-City National Bank is for a purported deficiency balance , if one is determined by the Texas State District Court to be owed, for a mortgage secured by the Las Palomas Golf Course located in Wilson County, Texas that was transferred to AFC. Mid-City National Bank contends in its lawsuit that a deficiency balance following the foreclosure of the golf course is owed in an amount in excess of $2,400,000.00.

     23. Plaintiff is informed and believes and thereon alleges that the obligation to Surety Bank in an amount in excess of $1,100,000.00 is for a mortgage secured by developed and undeveloped real estate that was transferred to AFC.

     24. Plaintiff is informed and believes and thereon alleges that the obligation to GMAC Credit in an amount in excess of $600,000.00 is for a mortgage on developed real estate that was transferred to AFC.

     25. Plaintiff is informed and believes and thereon alleges that in an attempt to shield themselves from liability for their actions, Tucker, Tucker & Associates and AFC entered into a purported agreement with Biomass entitled Agreement to Exhibits dated April 5, 2000, containing a general release provision for all present and future claims and demands between the parties thereto arising out of the Subscription Agreement ("Release Agreement"). A true and correct copy of the Release Agreement is attached hereto as Exhibit "C", and incorporated herein by this reference as though fully set forth herein. Wright, with full knowledge that Biomass was in a dispute with Tucker as specified above, and in furtherance of the conspiracy between Wright and Tucker to convert the assets of Biomass and its affiliated partnerships to their own uses, signed the Release Agreement in his capacity as President of Biomass. Moreover, at the time Wright signed the Release Agreement, both Tucker and Wright knew that Wright was signing the Release Agreement without the knowledge, authorization, permission, direction, agreement, adoption or ratification of Biomass. When Biomass learned that Wright had signed the Release Agreement, Biomass immediately informed Tucker, in writing, that Wright had not been authorized to sign the Release


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                                    COMPLAINT
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Agreement, and that Biomass rescinded and repudiated the Release Agreement.

     26. Plaintiff is informed and believes and thereon alleges that Wright not only executed the purported Release Agreement without the knowledge, authority, adoption or ratification of Biomass, but also that Wright is aligned with the interests of Tucker thereby creating a conflict of interest for Wright, purportedly on behalf of Biomass, to have attempted to release Tucker, Tucker & Associates and AFC.

                              FIRST CAUSE OF ACTION
               (BREACH OF FIDUCIARY DUTY AGAINST DEFENDANT TUCKER)

     27. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 26, inclusive.

     28. By virtue of Tucker's relationship as legal counsel for Biomass at all times material hereto, Tucker owed Biomass a fiduciary duty to act in the best interest of Biomass and its shareholders.

     29. Plaintiff is informed and believes and thereon alleges that Tucker breached his fiduciary duty to Biomass and its shareholders in the following, among other, particulars:

     (a) Plaintiff is informed and believes and thereon alleges that Tucker structured the Subscription Agreement so as to give himself the control over certain Biomass real estate assets by transferring those assets to AFC, a company founded and controlled by Tucker;

     (b) Plaintiff is informed and believes and thereon alleges that Tucker structured and prepared the Subscription Agreement as legal counsel for Biomass, but attempted to avoid his duty to Biomass through the subterfuge of including the unrelated entity of Tucker & Associates as a party to the Agreement and "disclosing" that he was only acting on behalf of Tucker & Associates even though Tucker & Associates had no obligations under the Subscription Agreement;

     (c) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass prepared the Subscription Agreement to transfer Biomass' certain real estate assets and related liabilities as identified on Exhibit "C" to the Subscription Agreement including, but not limited to, the liabilities to Mid-City National Bank, Surety Bank and GMAC Credit, but never intended AFC to pay these liabilities;

     (d) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel


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                                    COMPLAINT
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     for Biomass structured and effectuated the attempted "spin-off" of AFC from
     Biomass by an unequal distribution of AFC Common Stock between Biomass Common Stockholders and Biomass Series A Preferred Stockholders in violation of the conditions for a "spin-off" of securities specified by the Securities and Exchange Commission's Division of Corporation Finance;

     (e) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass and in a conflict of interest with Biomass, structured and effectuated the attempted "spin-off" of AFC from Biomass so that Tucker & Associates, a company owned and controlled by Tucker, would receive 500,000 shares of AFC Common Stock and warrants to purchase 500,000 more shares of AFC Common Stock at $1.00 per share;

     (f) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off "of AFC Common Stock without providing Biomass' shareholders as well as the trading markets with adequate information about the transaction by the Record Date;

     (g) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off" of AFC within two (2) years of Biomass acquiring AFC as a wholly owned subsidiary from Tucker in violation of the conditions for a "spin-off" of security specified by the Securities and Exchange Commission's Division on Corporation Finance;

     (h) Plaintiff is informed and believes and thereon alleges that Tucker as an owner, officer and/or director of AFC, had AFC replace Biomass as the managing agent for the general partners for limited partnerships known as Western Ag-Venture Associates, Agri- Venture Fund and Agri-Venture II (collectively "Partnerships") in order to exchange the Partnerships' collective holdings of 394,414 shares of Series B Preferred Stock in Biomass for a total of 800,000 unrestricted and overvalued shares of AFC Common Stock, and then had AFC convert the Biomass Series B Preferred Stock for a total of 591,621 shares of Biomass Common Stock, with Tucker named as the holder of the stock in trust for AFC, without the informed approval of the general partners or the limited partners of the


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                                    COMPLAINT
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     Partnerships;

     (i) Plaintiff is informed and believes and thereon alleges that Tucker holding the Biomass Common Stock in his name in trust for AFC then turned around and sold most of the Biomass Common Stock in blocks for the substantially discounted price of approximately $1.80 per share at the same time Biomass' stock was trading on the NASDAQ for between approximately $3.50 and $4.30 per share resulting in the below market sale proceeds to AFC of approximately $1,000,000.00;

     (j) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass and an owner, officer and/or director of AFC, used approximately $450,000.00 of the proceeds from the sale of Biomass Common Stock to purchase shares of stock in Tensleep, a company founded and controlled by Tucker, in order to increase the trading volume of Tensleep stock for Tucker's benefit; and

     (k) Plaintiff is informed and believes and thereon alleges that Tucker also transferred 120,000 shares of Biomass Common Stock to Tensleep without consideration as part of Tucker's scheme to siphon off the assets of AFC to Tensleep.

     30. Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass at all times material hereto and in conspiracy with the other Defendants, and each of them, acted to defraud Biomass, structured and effectuated numerous transactions in complete conflict of interest with Biomass for the purpose of siphoning off valuable assets from Biomass, liquidating them through AFC, and leaving AFC and Biomass' affiliated Partnerships with worthless assets and securities, all of which in violation of Tucker's fiduciary duty to Biomass.

     31. As a result of the breaches of fiduciary duty by Tucker, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     32. The foregoing wrongful acts and omissions of Tucker were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Tucker, in addition to the damages according to proof, damages by way of example and to punish Tucker.


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                                    COMPLAINT

                             SECOND CAUSE OF ACTION
                       (LEGAL MALPRACTICE AGAINST TUCKER)

     33. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 32, inclusive.

     34. In or about June, 1999, Tucker became legal counsel for Biomass. Tucker's duties as legal counsel for Biomass continued during all times material to this action on a continuous basis through in or about February, 2000.

     35. Plaintiff is informed and believes and thereon alleges that Tucker's legal representation of Biomass fell below the applicable standard of care for a lawyer in the State of California in the following, among other, particulars:

     (a) Plaintiff is informed and believes and thereon alleges that Tucker structured the Subscription Agreement so as to give himself the control over certain Biomass real estate assets by transferring those assets to AFC, a company founded and controlled by Tucker;

     (b) Plaintiff is informed and believes and thereon alleges that Tucker structured and prepared the Subscription Agreement as legal counsel for Biomass, but attempted to avoid his duty to Biomass through the subterfuge of including the unrelated entity of Tucker & Associates as a party to the Agreement and "disclosing" that he was only acting on behalf of Tucker & Associates even though Tucker & Associates had no obligations under the Subscription Agreement;

     (c) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass prepared the Subscription Agreement to transfer Biomass' certain real estate assets and related liabilities as identified on Exhibit "C" to the Subscription Agreement including, but not limited to, the liabilities to Mid-City National Bank, Surety Bank and GMAC Credit, but never intended AFC to pay these liabilities;

     (d) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off" of AFC from Biomass by an unequal distribution of AFC Common Stock between Biomass Common Stockholders and Biomass Series A Preferred Stockholders in violation of the conditions for a "spin-off"


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                                    COMPLAINT
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     of securities specified by the Securities and Exchange Commission's
     Division of Corporation Finance;

     (e) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass and in a conflict of interest with Biomass, structured and effectuated the attempted "spin-off" of AFC from Biomass so that Tucker & Associates, a company owned and controlled by Tucker, would receive 500,000 shares of AFC Common Stock and warrants to purchase 500,000 more shares of AFC Common Stock at $1.00 per share;

     (f) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off "of AFC Common Stock without providing Biomass' shareholders as well as the trading markets with adequate information about the transaction by the Record Date;

     (g) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off" of AFC within two (2) years of Biomass acquiring AFC as a wholly owned subsidiary from Tucker in violation of the conditions for a "spin-off" of security specified by the Securities and Exchange Commission's Division on Corporation Finance;

     (h) Plaintiff is informed and believes and thereon alleges that Tucker as an owner, officer and/or director of AFC, had AFC replace Biomass as the managing agent for the general partners of the Partnerships in order to exchange the Partnerships' collective holdings of 394,414 shares of Series B Preferred Stock in Biomass for a total of 800,000 unrestricted and overvalued shares of AFC Common Stock, and then had AFC convert the Biomass Series B Preferred Stock for a total of 591,621 shares of Biomass Common Stock, with Tucker named as the holder of the stock in trust for AFC, without the informed approval of the general partners or the limited partners of the Partnerships;

     (i) Plaintiff is informed and believes and thereon alleges that Tucker holding the Biomass Common Stock in his name in trust for AFC then turned around and sold most of the Biomass Common Stock in blocks for the substantially discounted price of approximately $1.80 per share at the same time Biomass' stock was trading on the


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                                    COMPLAINT

     NASDAQ for between approximately $3.50 and $4.30 per share resulting in the below market sale proceeds to AFC of approximately $1,000,000.00;

     (j) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass and an owner, officer and/or director of AFC, used approximately $450,000.00 of the proceeds from the sale of Biomass Common Stock to purchase shares of stock in Tensleep, a company founded and controlled by Tucker, in order to increase the trading volume of Tensleep stock for Tucker's benefit; and

     (k) Plaintiff is informed and believes and thereon alleges that Tucker also transferred 120,000 shares of Biomass Common Stock to Tensleep without consideration as part of Tucker's scheme to siphon off the assets of AFC to Tensleep.

     36. Plaintiff is informed and believes and thereon alleges that all of the transactions specified in Paragraphs 35(a) through 35(j) were entered into by Biomass without sufficient consideration and under undue influence. All of the transactions specified above were entered into during the existence of a fiduciary relationship between Tucker and Biomass, and while Tucker maintained significant influence over Biomass and its officers, agents and representatives. By reason of his position as Biomass' legal counsel, Tucker obtained unfair and unjust advantage over Biomass and used that advantage to intentionally convert the assets of Biomass to his own uses.

     37. As a result of the legal malpractice and self-dealing committed by Tucker, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

                              THIRD CAUSE OF ACTION
                         (FRAUD AGAINST ALL DEFENDANTS)

     38. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 37, inclusive.

     39. Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the Subscription Agreement providing for the transfer of certain real estate assets and related liabilities of Biomass to AFC, a company founded and controlled by Tucker, and


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                                    COMPLAINT
never intended AFC to pay the liabilities secured by the real estate assets being transferred to AFC thereby leaving the liabilities on Biomass' books and allowing Tucker to liquidate the assets of AFC for its own benefit.

     40. At the time Tucker structured and recommended the Subscription Agreement to Biomass as a means of transferring Biomass' real estate assets and related liabilities to a separate entity, Plaintiff did not know that Tucker was acting in his own interest instead of that of Biomass and that Tucker never intended to have AFC pay the liabilities related to the real estate assets being transferred to AFC including, but not limited to, the obligations to Mid-City National Bank, Surety Bank and GMAC Credit.

     41. In justifiable reliance on Tucker's advice and representations on behalf of himself and AFC, Plaintiff (a) entered into the Subscription Agreement; (b) transferred certain real estate assets and related liabilities to AFC; (c) allowed AFC to take over from Biomass as the managing agent for the general partners of the Partnerships; and (d) "spun-off" AFC from Biomass by issuing a dividend of AFC Common Stock to Biomass' Common Stock and Series A Preferred Stock shareholders on an unequal basis as advised, encouraged, structured and effectuated by Tucker pursuant to Tucker's conspiracy with the other Defendants, and each of them, to defraud Biomass and its affiliated Partnerships.

     42. As a direct and proximate result of Plaintiff's justifiable reliance on Defendants' advice and representations, Plaintiff has been damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend its Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     43. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                             FOURTH CAUSE OF ACTION
                   (CONSTRUCTIVE FRAUD AGAINST ALL DEFENDANTS)

     44. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 43, inclusive.

     45. By virtue of Tucker's relationship as legal counsel for Biomass, Tucker owed Biomass a

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                                    COMPLAINT
fiduciary duty to act in the best interest of Biomass. By virtue of Biomass having placed its confidence in Tucker's integrity by entrusting Tucker to advise Biomass within the standard of care for a securities attorney in the State of California and to avoid conflicts of interest and self-dealing, a confidential relationship existed at all times material herein between Biomass and Tucker.

     46. Plaintiff is informed and believes and thereon alleges that Defendants breached their fiduciary duty to Biomass and its shareholders and violated the relationship of trust and confidence in the following, among other, particulars:

     (a) Plaintiff is informed and believes and thereon alleges that Tucker structured the Subscription Agreement so as to give himself the control over certain Biomass real estate assets by transferring those assets to AFC, a company founded and controlled by Tucker;

     (b) Plaintiff is informed and believes and thereon alleges that Tucker structured and prepared the Subscription Agreement as legal counsel for Biomass, but attempted to avoid his duty to Biomass through the subterfuge of including the unrelated entity of Tucker & Associates as a party to the Agreement and "disclosing" that he was only acting on behalf of Tucker & Associates even though Tucker & Associates had no obligations under the Subscription Agreement;

     (c) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass prepared the Subscription Agreement to transfer Biomass' certain real estate assets and related liabilities as identified on Exhibit "C" to the Subscription Agreement including, but not limited to, the liabilities to Mid-City National Bank, Surety Bank and GMAC Credit, but never intended AFC to pay these liabilities;

     (d) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off" of AFC from Biomass by an unequal distribution of AFC Common Stock between Biomass Common Stockholders and Biomass Series A Preferred Stockholders in violation of the conditions for a "spin-off" of securities specified by the Securities and Exchange Commission's Division of Corporation Finance;

     (e) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel

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                                    COMPLAINT
     for Biomass and in a conflict of interest with Biomass, structured and effectuated the attempted "spin-off" of AFC from Biomass so that Tucker & Associates, a company owned and controlled by Tucker, would receive 500,000 shares of AFC Common Stock and warrants to purchase 500,000 more shares of AFC Common Stock at $1.00 per share;

     (f) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off "of AFC Common Stock without providing Biomass' shareholders as well as the trading markets with adequate information about the transaction by the Record Date;

     (g) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel for Biomass structured and effectuated the attempted "spin-off" of AFC within two (2) years of Biomass acquiring AFC as a wholly owned subsidiary from Tucker in violation of the conditions for a "spin-off" of security specified by the Securities and Exchange Commission's Division on Corporation Finance;

     (h) Plaintiff is informed and believes and thereon alleges that Tucker as an owner, officer and/or director of AFC, had AFC replace Biomass as the managing agent for the general partners of the Partnerships in order to exchange the Partnerships' collective holdings of 394,414 shares of Series B Preferred Stock in Biomass for a total of 800,000 unrestricted and overvalued shares of AFC Common Stock, and then had AFC convert the Biomass Series B Preferred Stock for a total of 591,621 shares of Biomass Common Stock, with Tucker named as the holder of the stock in trust for AFC, without the informed approval of the general partners or the limited partners of the Partnerships;

     (i) Plaintiff is informed and believes and thereon alleges that Tucker holding the Biomass Common Stock in his name in trust for AFC then turned around and sold most of the Biomass Common Stock in blocks for the substantially discounted price of approximately $1.80 per share at the same time Biomass' stock was trading on the NASDAQ for between approximately $3.50 and $4.30 per share resulting in the below market sale proceeds to AFC of approximately $1,000,000.00;

     (j) Plaintiff is informed and believes and thereon alleges that Tucker as legal counsel

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                                    COMPLAINT
     for Biomass and an owner, officer and/or director of AFC, used approximately $450,000.00 of the proceeds from the sale of Biomass Common Stock to purchase shares of stock in Tensleep, a company founded and controlled by Tucker, in order to increase the trading volume of Tensleep stock for Tucker's benefit; and (k) Plaintiff is informed and believes and thereon alleges that Tucker also transferred 120,000 shares of Biomass Common Stock to Tensleep without consideration as part of Tucker's scheme to siphon off the assets of AFC to Tensleep. 47. Plaintiff placed its confidence in and relied on Defendants until Biomass discovered

Defendants' self-dealing acts committed in breach of their fiduciary duty. Until such time, Biomass reasonably relied on Defendants in view of their relationship as legal counsel for Biomass.

     48. As a result of Defendants' wrongful conduct, Plaintiff has been damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     49. The foregoing wrongful acts and omissions of Defendants' were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                              FIFTH CAUSE OF ACTION
                 (CONSPIRACY TO DEFRAUD AGAINST ALL DEFENDANTS)

     50. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 49, inclusive.

     51. Plaintiff is informed and believes and thereon alleges that beginning in or about mid-1999 and continuing until the present, Defendants, and each of them, knowingly and willfully conspired to defraud Biomass and its shareholders. Pursuant to this conspiracy, Defendants induced Biomass to take the following, among other, actions:

     (a) Hire Tucker as legal counsel for Biomass;

     (b) Consent to a plan for Wright to join AFC as an officer and director because of Wright's interest in the Biomass real estate assets and operations located in Texas to be

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                                    COMPLAINT
     transferred to AFC;

     (c) Consent to Wright relocating his office to a commercial building known as the Avenue 52 building located in the City of Coachella, County of Riverside, California, which was one of the real estate assets transferred from Biomass to AFC;

     (d) Consent to a plan whereby Biomass would purchase AFC, a company founded and controlled by Tucker, by transferring certain Biomass real estate assets and related liabilities to AFC in exchange for AFC's issuance of common stock to Biomass as well as Tucker & Associates, a company owned and controlled by Tucker, resulting in AFC, unbeknownst to Biomass, refusing to pay the liabilities including, but not limited to, those to Mid-City National Bank, Surety Bank and GMAC Credit; and

     (e) Consent to have AFC assume the role as managing agent of the Partnerships resulting in AFC transferring and liquidating the Partnerships' holdings of Biomass securities at below market prices and siphoning off the funds and securities to Tensleep, a company founded and controlled by Tucker.

     52. Plaintiff is informed and believes and thereon alleges that in an attempt to shield themselves from liability for their actions, Wright, without the knowledge, authorization, adoption or ratification by the Board of Directors of Biomass, entered into the purported Release Agreement with Tucker, Tucker & Associates and AFC containing a general release provision for all present and future claims and demands between the parties thereto arising out of the Subscription Agreement.

     53. Plaintiff is informed and believes and thereon alleges that as a result of the relationship of trust and authority which Wright held in Biomass, and also as a result of the attorney-client relationship that existed between Tucker and Biomass, Plaintiff justifiably trusted in and relied upon the honesty and integrity of both Wright and Tucker and, further, believed and justifiably relied upon the misrepresentations of Wright and Tucker in regard to the transactions specified at length herein.

     54. Plaintiff is informed and believes and thereon alleges that Defendants, and each of them, did the acts and omissions alleged herein with the intent to enrich Tucker, Wright and the Doe Defendants through the foregoing acts of self-dealing and in conflict of interest with their duties to Biomass, all at the expense of Biomass and its shareholders.

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                                    COMPLAINT

     55. As a result of the conspiracy, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     56. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                              SIXTH CAUSE OF ACTION
                       (BREACH OF WRITTEN CONTRACT AGAINST
                           DEFENDANTS AFC AND TUCKER)

     57. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 56, inclusive.

     58. On or about September 20, 1999, Biomass entered into a Subscription Agreement with AFC, Tucker & Associates and Lake Valley. The Subscription Agreement provided for the transfer of certain real estate assets and related liabilities from Biomass to AFC in exchange for the issuance of AFC's Common Stock to Biomass.

     59. Plaintiff has performed all covenants, conditions and promises required to be performed by it in accordance with the terms of the Subscription Agreement except for those covenants, conditions and promises Biomass was prevented or excused from performing.

     60. Plaintiff is informed and believes and thereon alleges that AFC has breached the Subscription Agreement by refusing to acknowledge its obligation to pay the liabilities related to the certain real estate assets transferred by Biomass to AFC including, but not limited to, the obligations owed to Mid-City National Bank, Surety Bank and GMAC Credit, among others.

     61. As a result of the breaches of the Subscription Agreement by AFC, Biomass has been proximately damaged in an amount presently unascertained. Biomass will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

///

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                                    COMPLAINT

                             SEVENTH CAUSE OF ACTION
         (BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING
                       AGAINST DEFENDANTS AFC AND TUCKER)

     62. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 61, inclusive.

     63. At all relevant times herein, there existed between Biomass and AFC a covenant of good faith and fair dealing implied in fact and in law whereby AFC, for the direct and intended benefit of Biomass, agreed to act in good faith and deal fairly with Biomass with respect to the Subscription Agreement.

     64. In acting and failing to act as alleged herein, AFC has breached, and continues to breach such implied covenant of good faith and fair dealing, and as a direct and proximate result of which, Biomass has incurred damages and will continue to incur damages as alleged herein. Biomass will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

                             EIGHTH CAUSE OF ACTION
          (REFORMATION AGAINST DEFENDANTS AFC AND TUCKER & ASSOCIATES)

     65. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 64, inclusive.

     66. On or about September 20, 1999, Biomass entered into the Subscription Agreement with AFC, Tucker & Associates and Lake Valley.

     67. Plaintiff is informed and believes and thereon alleges that Tucker, as legal counsel for Biomass, structured and prepared the Subscription Agreement whereby Biomass was to transfer certain real estate assets and related liabilities to AFC in exchange for the issuance of AFC's Common Stock to Biomass.

     68. Plaintiff is informed and believes and thereon alleges that the Subscription Agreement as structured and prepared by Tucker as legal counsel for Biomass and in a direct conflict of interest and self- dealing by Tucker, drafted the Subscription Agreement so that the real estate related liabilities identified in Exhibit "C" to the Subscription Agreement were purportedly not being transferred to AFC but rather

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                                    COMPLAINT

AFC was accepting the transfer of Biomass' real estate assets subject to the related real estate liabilities in order for Tucker and AFC to later contend that they were not responsible for paying a number of the real estate related liabilities including, but not limited to, the liabilities to Mid-City National Bank, Surety Bank and GMAC Credit.

     69. Plaintiff is informed and believes and thereon alleges that the true intent of the affected parties to the Subscription Agreement was that the real estate related liabilities identified in Exhibit "C" to the Subscription Agreement and as carried on the books of Biomass were being transferred to AFC along with Biomass' certain real estate assets in exchange for issuance of AFC's Common Stock to Biomass.

     70. Plaintiff is informed and believes and thereon alleges that the purported failure of the Subscription Agreement to reflect the true intent of the parties resulted from the self-dealing of Tucker in an actual conflict of interest between his fiduciary duty to Biomass and his secret intent to benefit AFC of which he is an owner, officer and/or director, and for the greater goal of defrauding Biomass by siphoning off valuable assets from Biomass and its related partnerships, liquidating them through AFC to Tensleep, a company founded and controlled by Tucker, and leaving Biomass, Biomass' affiliated partnerships and AFC with worthless assets and securities, all of which in violation of Tucker's fiduciary duty to Biomass.

     71. Plaintiff is informed and believes and thereon alleges that unless the Subscription Agreement is reformed as reflected herein, Biomass will continue to be obligated to pay the real estate liabilities including, but not limited to, the liabilities to Mid-City National Bank, Surety Bank and GMAC Credit without having the benefit of the real estate assets on Biomass' books that were transferred to AFC. This will substantially reduce the net value of Biomass significantly impacting Biomass' ability to do business.

     72. As a result of Defendants' wrongful acts and omissions, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     73. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff

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                                    COMPLAINT
is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                              NINTH CAUSE OF ACTION
                       (RESCISSION AGAINST DEFENDANT AFC)

     74. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 73, inclusive.

     75. Plaintiff hereby gives notice to Defendants pursuant to California Civil Code, Section 1691, that the attempted "spin-off" of AFC from Biomass by an unequal distribution of AFC Common Stock between Biomass Common Stockholders and Biomass Series A Preferred Stockholders in violation of the conditions for a "spin-off" of securities specified by the Securities and Exchange Commission's Division of Corporation Finance is hereby rescinded. Should any consideration have been paid by Defendants, restoration of said consideration will be made by Biomass.

     76. Plaintiff is informed and believes and thereon alleges that Biomass' consent to the attempted "spin-off" of AFC from Biomass was obtained through duress, menace, fraud, self-dealing, and undue influence in that Tucker had a conflict of interest in representing Biomass in that Tucker was engaged in self-dealing conduct in breach of his fiduciary duty to Biomass.

     77. As a result of Defendants' wrongful acts and omissions, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     78. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                             TENTH CAUSE OF ACTION
                      (ACCOUNTING AGAINST ALL DEFENDANTS)

     79. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 78, inclusive.

     80. Plaintiff is informed and believes and thereon alleges that pursuant to the acts and

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                                    COMPLAINT
omissions of Defendants as alleged herein, AFC and Tucker have received or will receive substantial monies pursuant to the liquidation of real estate assets and securities without the payment of the real estate liabilities related thereto as provided for in the Subscription Agreement.

     81. Plaintiff is informed and believes and thereon alleges that AFC and Tucker have full and complete knowledge of the monies they have received and will receive as a result of their liquidation of real estate assets and the liabilities related thereto that AFC has failed and refused to pay, which are unknown to Biomass. The determination and computation of the amounts received and unpaid by AFC is complicated and an accounting is necessary to discover the true amounts thereof.

                            ELEVENTH CAUSE OF ACTION
                   (UNJUST ENRICHMENT AGAINST ALL DEFENDANTS)

     82. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 81, inclusive.

     83. Plaintiff is informed and believes and thereon alleges that AFC and Tucker have been unjustly enriched by their conduct as alleged herein in that they have engaged in a course of conduct designed to liquidate the real estate assets transferred to them by Biomass and siphon off the funds received therefrom without paying the real estate liabilities related thereto as agreed in the Subscription Agreement, all to the detriment of Biomass and its shareholders.

     84. Plaintiff is informed and believes and thereon alleges that Defendants' wrongful conduct will result in Defendants being unjustly enriched in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     85. Plaintiff has no adequate remedy at law in that Defendants dispute that they are obligated to pay the real estate liabilities transferred by Biomass to AFC pursuant to the Subscription Agreement which contention Biomass denies.

     86. Defendants, and each of them, are required to disgorge the benefits unjustly received by them and the imposition of a constructive trust is necessary to avoid the unjust enrichment of Defendants, and each of them.

     87. The foregoing wrongful acts and omissions of Defendants were committed fraudulently,

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                                    COMPLAINT
oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                             TWELFTH CAUSE OF ACTION
                   (EQUITABLE ESTOPPEL AGAINST ALL DEFENDANTS)

     88. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 87, inclusive.

     89. By the wrongful conduct of Defendants, and each of them, as described above, Biomass was induced to enter into the Subscription Agreement and transfer certain real estate assets and related liabilities to AFC, which would not have occurred if Biomass had known of Defendants' conspiracy to defraud Biomass by refusing to pay the related liabilities including, but not limited to, the Mid-City National Bank, Surety Bank and GMAC Credit liens transferred to AFC pursuant to the Subscription Agreement. Defendants AFC and Tucker are, therefore, estopped from enforcing the Subscription Agreement or asserting that Plaintiff is required to pay the liabilities transferred to, and assumed by, AFC pursuant to the Subscription Agreement including, but not limited to, the Mid-City National Bank, Surety Bank and GMAC Credit liens.

     90. As a result of Defendants' wrongful conduct, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     91. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

                           THIRTEENTH CAUSE OF ACTION
                   (INJUNCTIVE RELIEF AGAINST ALL DEFENDANTS)

     92. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 91, inclusive.

     93. In light of the wrongful conduct of Defendants, and each of them, by engaging in a course

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                                    COMPLAINT
of conduct designed to obtain the transfer of certain real estate assets from Biomass, then liquidating the assets in order to siphon off the profits without paying the related liabilities, Plaintiff is entitled to an injunction requiring Defendants to place all proceeds from the sale or disposition of the real estate assets transferred by Biomass to AFC in a Court supervised trust account pending the determination by the Court of the respective rights of the parties with respect to the payment of the subject liabilities pursuant to the Subscription Agreement.

     94. Plaintiff has demanded that Defendants assume the responsibility for paying the liabilities related to the real estate assets transferred to AFC, but Defendants have refused.

     95. Plaintiff is therefore entitled to injunctive relief to prevent Defendants from absconding with the proceeds of the sale or other disposition of the real estate assets prior to the Court's determination of the respective rights and obligations of the parties pursuant to the Subscription Agreement.

                           FOURTEENTH CAUSE OF ACTION
                  (DECLARATORY RELIEF AGAINST ALL DEFENDANTS )

     96. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 95, inclusive.

     97. Plaintiff is informed and believes and thereon alleges that an actual controversy has arisen and continues to exist between Biomass and Defendants in that Defendants AFC and Tucker have failed and refused to pay the real estate liabilities related to the real estate assets transferred by Biomass to AFC. Biomass is informed and believes and thereon alleges that Defendants deny Biomass' contentions.

     98. A judicial determination is necessary and appropriate at this time in order that Biomass and Defendants may ascertain their rights and obligations under the Subscription Agreement.

                            FIFTEENTH CAUSE OF ACTION
               (BREACH OF FIDUCIARY DUTY AGAINST DEFENDANT WRIGHT)

     99. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 98, inclusive.

     100. Plaintiff is informed and believes and thereon alleges that during all times material hereto, Wright was an officer and director of Biomass and by virtue of said relationship with Biomass, Wright owed a fiduciary duty to act in the best interest of Biomass.

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                                    COMPLAINT

     101. Plaintiff is informed and believes and thereon alleges that Wright breached his fiduciary duty to Biomass and its shareholders in the following, among other, particulars:

     (a) Plaintiff is informed and believes and thereon alleges that Wright, with the full knowledge that Biomass was in a dispute with Tucker regarding the Biomass real estate assets and related liabilities transferred to AFC pursuant to Tucker's advice as well as the purported "spin-off" of AFC among other disputes with Tucker as alleged herein, signed a document entitled Agreement to Exhibits dated April 5, 2000, containing a general release provision for all present and future claims and demands between the parties thereto including Tucker, Tucker & Associates and AFC arising out of the Subscription Agreement without the knowledge, authorization, adoption or ratification by the Board of Directors of Biomass;

     (b) Plaintiff is informed and believes and thereon alleges that Wright not only executed the purported Release Agreement without the knowledge, authority, adoption or ratification of Biomass, but also that Wright is aligned with the interests of Tucker in benefitting from Biomass' transfer of the real estate assets to AFC thereby creating a conflict of interest for Wright to have attempted to release Tucker, Tucker & Associates and AFC from any liability to Biomass for their wrongful acts and omissions arising out of the Subscription Agreement; and

     (c) Plaintiff is informed and believes and thereon alleges that Wright executed the purported Release Agreement as an overt act in furtherance of the conspiracy between Wright and Tucker to convert the assets of Biomass and its affiliated partnerships to their own uses. At Wright's request and direction, Tucker represented to third parties that he was counsel to Biomass and provided those third parties with one or more legal opinions to facilitate Wright's conversion of certain property owned by limited partnerships affiliated with Biomass. In return, Wright executed documents facilitating Tucker's defective "spin-off" of AFC and also executed the purported Release Agreement so that Tucker could breach the Subscription Agreement with impunity. These actions constituted a breach of Wright's fiduciary duty to Biomass and its shareholders.

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                                    COMPLAINT

     102. As a result of the breaches of fiduciary duty by Wright, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     103. The foregoing wrongful acts and omissions of Defendant were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendant, in addition to the damages according to proof, damages by way of example and to punish Defendant.

                            SIXTEENTH CAUSE OF ACTION
       (RESCISSION AGAINST DEFENDANTS TUCKER, TUCKER & ASSOCIATES AND AFC)

     104. Plaintiff incorporates herein by reference, as though fully set forth herein, the allegations contained in paragraphs 1 through 103, inclusive.

     105. Plaintiff hereby gives notice to Defendants pursuant to California Civil Code, Section 1691, that the Release Agreement is hereby rescinded. Should any consideration have been paid by Defendants, restoration of said consideration will be made by Biomass.

     106. Plaintiff is informed and believes and thereon alleges that the Release Agreement was obtained without the knowledge, authorization, adoption or ratification of the Board of Directors of Biomass, but rather through the duress, menace, fraud, self-dealing, and undue influence exerted by and upon Wright to improperly sign the Release Agreement.

     107. On or about April 6, 2000, Plaintiff specifically rescinded, revoked, terminated, cancelled and otherwise nullified the Release Agreement. A true and correct copy of Thomas E. Stepp, Jr.'s letter to Tucker dated April 6, 2000, is attached hereto as Exhibit "D", and incorporated herein by this reference as though fully set forth herein.

     108. On or about April 10, 2000, Tucker responded to attorney Stepp's letter dated April 6, 2000, stating that it appeared to "repudiate the Subscription Agreement of September 20, 1999." A true and correct copy of Tucker's letter dated April 10, 2000, is attached hereto as Exhibit "E", and incorporated herein by this reference as though fully set forth herein.

     109. Plaintiff is informed and believes and thereon alleges that the conduct of Tucker in attempting to shield himself, Tucker & Associates and AFC from liability for Tucker's self dealing in

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                                    COMPLAINT
direct conflict with the interests of Biomass and in violation of his fiduciary duty to Biomass and its Shareholders is also a breach of the California Rules of Professional Conduct.

     110. As a result of Defendants' wrongful acts and omissions, Plaintiff has been proximately damaged in an amount presently unascertained. Plaintiff will seek leave of Court to amend the Complaint to state the exact amount of said damages when the same have been ascertained or on proof thereof.

     111. The foregoing wrongful acts and omissions of Defendants were committed fraudulently, oppressively, maliciously, despicably, and with the intent to injure Plaintiff, as a result of which, Plaintiff is entitled to recover from Defendants, in addition to the damages according to proof, damages by way of example and to punish Defendants.

     WHEREFORE, Plaintiff prays for relief as follows:

     On the First, Third, Fourth, and Fifth Causes of Action:

     1.   For actual damages according to proof;

     2.   For punitive damages according to proof;

     On the Second, Sixth and Seventh Causes of Action:

     3.   For actual damages according to proof;

     On the Eighth Cause of Action:

     4.   For reformation of the Subscription Agreement;

     5.   For actual damages according to proof;

     6.   For punitive damages according to proof;

     On the Ninth Cause of Action:

     7.   For rescission of the attempted "spin-off" of AFC securities;

     8.   For actual damages according to proof;

     9.   For punitive damages according to proof;

     On the Tenth Cause of Action:

     10. For an accounting of all income, expenses and profits from the operation of AFC;

     On the Eleventh and Twelfth Causes of Action:

     11.  For actual damages according to proof;

     12.  For punitive damages according to proof;


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     13.  For the imposition of a constructive trust to prevent the unjust enrichment of Defendants;

     On the Thirteenth Cause of Action:

     14. For an injunction to prevent Defendants from absconding with the proceeds of the sale or other disposition of the real estate assets prior to the Court's determination of the respective rights and obligations of the parties pursuant to the Subscription Agreement;

     On the Fourteenth Cause of Action:

     15. For a declaration of the rights and obligations of the parties under the Subscription Agreement;

     On the Fifteenth Cause of Action:

     16.  For actual damages according to proof;

     17.  For punitive damages according to proof;

     On the Sixteenth Cause of Action:

     18.  For rescission of the Release Agreement;

     19.  For actual damages according to proof;

     20.  For punitive damages according to proof;

     On all Causes of Action:

     21.  For costs of suit incurred herein; and

     22.  For reasonable attorney's fees where applicable; and

     23.  For such other and further relief as the Court deems just and proper.

DATED: September 29, 2000       FINGAL, FAHRNEY & CLARK, LLP

                                By:_____________________________
                                RICHARD L. FAHRNEY II
                                Attorneys for Plaintiff USA Biomass Corporation


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